Exhibit 99.1

Execution Copy

$15,180,000
City of Lamberton, Minnesota
Solid Waste Facilities Revenue Bonds
(Highwater Ethanol, LLC Project),
Series 2008A

PRIVATE PLACEMENT AGREEMENT

Dated March 27, 2008

By and Between

CITY OF LAMBERTON, MINNESOTA,

HIGHWATER ETHANOL, LLC

and

NORTHLAND SECURITIES, INC.

This document drafted by:

Dorsey & Whitney LLP
Suite 1500
50 South Sixth Street
Minneapolis, Minnesota 55402-1498

$15,180,000
City of Lamberton, Minnesota
Solid Waste Facilities Revenue Bonds
(Highwater Ethanol, LLC Project),
Series 2008A

PRIVATE PLACEMENT AGREEMENT

City of Lamberton, Minnesota

Highwater Ethanol, LLC
Lamberton, Minnesota

Ladies and Gentlemen:

We (sometimes herein referred to as the “Placement Agent”) hereby offer to purchase, upon the terms and conditions hereinafter specified, $15,180,000 aggregate principal amount of Solid Waste Facilities Revenue Bonds (Highwater Ethanol, LLC Project), Series 2008A (the “Bonds”), to be issued by the City of Lamberton, Minnesota (the “Issuer”).  The private placement of the Bonds is described in the Private Placement Memorandum prepared for the Bonds, inclusive of the Appendices thereto (the “Private Placement Memorandum”).  If and when accepted by all of you, this document shall constitute our Private Placement Agreement.

1.             Background.  The Bonds are to be issued by the Issuer pursuant to, and will be secured as provided in, the Trust Indenture (the “Indenture”) to be dated as of April 1, 2008, between the Issuer and U.S. Bank National Association, as trustee (the “Trustee”). The proceeds of the Bonds will be used by the Issuer to acquire solid waste disposal facilities which will be leased to Highwater Ethanol, LLC, a Minnesota limited liability company (the “Company”), pursuant to a Lease Agreement, dated as of April 1, 2008 (the “Lease Agreement”), between the Issuer and the Company.  Pursuant to the Lease Agreement and the Guaranty Agreement, dated as of April 1, 2008 (the “Guaranty”), between the Company and the Trustee, the Company will be obligated to make repayments in amounts sufficient to pay the principal of, premium, if any, and interest on the Bonds when due.

                The solid waste disposal facilities (including centrifuge, dryer, evaporator and related equipment) (the “Project”) will be used in connection with the construction of a 55 million gallon nameplate capacity ethanol production facility in Redwood County, Minnesota (the “Plant”).

The Bonds will mature and bear interest, and will bear such other terms and provisions, as are set forth in Exhibit B hereto.

The Bonds will be issued on a parity with the FNBO Loan described in the Indenture.  The FNBO Loan is secured by a mortgage lien against and security interest in the Company’s assets in favor of First National Bank of Omaha, a national bank (“FNBO”), as described in the

Indenture (respectively, the “FNBO Mortgage” and the “FNBO Security Agreement”).  The Bonds will be secured by a Mortgage, Security Agreement and Assignment of Rents and Leases, dated as of April 1, 2008 (the “Mortgage” or “Bond Mortgage”) and an Assignment of Security Agreement, dated as of April 1, 2008 (the “Bond Security Agreement”), pursuant to which the Company will convey to the Trustee a mortgage lien on the real property and fixtures constituting the Plant and security interests in certain tangible personal property located on the mortgaged real property or used in connection with the Plant as security for repayment of the Bonds.  Pursuant to an Intercreditor Agreement (as defined in the Indenture), the lien and security interest of each of the Loan Mortgage and the Bond Mortgage are consolidated to constitute a single first mortgage lien and security interest, and the lien and security interest of each of the FNBO Security Agreement and the Bond Security Agreement are consolidated to constitute a single first priority lien or security interest on or in the collateral described therein, which shall equally and ratably secure all holders from time to time of the FNBO Loan and the Bonds in proportion to the amount owed to each as either principal or interest.  Payment of the Bonds will be further secured by the Guaranty Agreement.

The Bonds are to be privately placed by us pursuant to the Private Placement Memorandum.

Certain continuing disclosures are to be provided with respect to the Bonds by the Company pursuant to a Continuing Disclosure Agreement dated as of April 1, 2008 (the “Continuing Disclosure Agreement”), between the Company and the Trustee, designed to assure compliance with the pertinent provisions of Regulation 15c2-12, promulgated by the United States Securities and Exchange Commission.

2.             The Company’s Representations.  The Company makes the following warranties and representations:

(a)           The Company is a limited liability company duly organized and existing under the laws of the State of Minnesota, with full power and authority to own its properties and conduct its operations, all as described in the Private Placement Memorandum.  The Company is conducting its business in substantial compliance with all applicable and valid laws, rules and regulations of each jurisdiction where it owns or leases substantial property or where it transacts material intrastate business.

(b)           The Company has full power and authority to execute and deliver this Agreement, the Continuing Disclosure Agreement, the Lease Agreement, the Guaranty Agreement, the Mortgage, and the Security Agreement and to carry out the terms thereof.  This Agreement, the Continuing Disclosure Agreement, the Lease Agreement, the Guaranty Agreement, the Mortgage, and the Security Agreement, when executed and delivered by the respective parties thereto, will have been duly and validly authorized, executed and delivered by the Company, will be in full force and effect and will be valid and binding instruments of the Company, enforceable in accordance with their terms.

(c)           The consummation of the transactions herein contemplated and carrying out of the terms hereof will not result in violation of any provision of, or a default under, the articles of organization or bylaws of the Company or any indenture, mortgage, deed of trust, indebtedness, agreement, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it or its property is bound; provided, however, that the representations and warranties in this paragraph shall not apply to the qualification of the Bonds under state securities or Blue Sky laws or the law of any jurisdiction outside the United States.

(d)           No approval, authorization, consent or other order of any public board or body not obtained as of the date hereof (other than the registration under and compliance with the securities or Blue Sky laws of various states) is legally required for the transactions contemplated hereby.

(e)           The Company is not in violation of any provision of, or in default under, its articles of incorporation or bylaws or any indenture, mortgage, deed of trust, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation to which it is a party or by which it or its property is bound, other than violations and defaults which would not have a material effect on the financial position of the Company and which would have no effect on the transactions contemplated hereby.  There is no provision of any document, instrument, agreement, judgment, decree, order, statute, rule or regulation that materially adversely affects the business, properties, assets, liabilities or condition (financial or other) of the Company.

(f)            Except as may be described in the Private Placement Memorandum, there are no legal or governmental proceedings pending or, to the best of the Company’s knowledge, threatened or contemplated by governmental authorities or threatened by others to which the Company is or may become a party or of which any property of the Company is or may become subject, other than ordinary routine litigation incident to the kind of business conducted by the Company which, if determined adversely to the Company, would not individually or in the aggregate have a material adverse effect on the financial position of the Company.

(g)           Other than the section captioned “THE ISSUER,” upon which the Company makes no representations or warranties, the Private Placement Memorandum prepared in connection with the issuance and sale of the Bonds does not contain any untrue statement of a material fact.

(h)           Subsequent to the respective dates as of which the information referred to in paragraph (g) was given and prior to the Closing Date hereinafter mentioned, (1) except as may be described in the Private Placement Memorandum, the Company has not incurred and shall not have incurred any material liabilities or obligations, direct or contingent, except in the ordinary course of business, and has not entered and shall not have entered into any material transaction not in the ordinary course of business, (2) except as may be described in the Private Placement Memorandum, there has not been and will not have been any material change in the long-term debt of the Company, (3) except as may be described in the Private Placement Memorandum, there has not been and will not have been any material adverse change in the operations of the Company, or the financial position of the Company, (4) no loss or damage (whether or not insured) to the property of the Company, has been or will have been sustained which materially and adversely affects the Company, and (5) no legal or governmental proceedings affecting the transactions contemplated by this Agreement have been or will have been instituted or threatened which are material.

(i)            The information supplied or to be supplied by the Company that has been or is to be relied upon by bond counsel with respect to the tax-exempt status of interest on the Bonds is and shall be, in all material respects, correct and complete.

3.             Representations and Covenants of Issuer.  As an inducement to the other parties to enter into this Private Placement Agreement, the Issuer represents, warrants and covenants as follows:

(a)           The Issuer is a municipal corporation and political subdivision of the State of Minnesota.

(b)           The Issuer’s authorizing resolutions were duly adopted by the Issuer’s governing body at meetings duly called and held by the Issuer’s governing body.  The Issuer’s authorizing resolutions have not been amended, repealed, rescinded or revoked.

(c)           The Issuer has full right, power and authority (i) to adopt the authorizing resolutions, (ii) to issue the Bonds and acquire and construct the Project for the purposes set forth in the Private Placement Memorandum, (iii) to enter into, execute and deliver this Private Placement Agreement, the Lease Agreement, and the Indenture, and (iv) to perform its obligations hereunder and thereunder.

4.             Representations of the Placement Agent.  As an inducement to the other parties to enter into this Private Placement Agreement, the Placement Agent represents and warrants that, except for any violation of law arising out of any misrepresentation or breach of covenant by any other party, the Bonds purchased by the Placement Agent will be offered and sold by the Placement Agent in accordance with all state and federal laws applicable to the Placement Agent.

5.             Purchase, Sale and Delivery of the Bonds.  On the basis of the representations and warranties and subject to the terms and conditions set forth herein, we agree to privately place the total principal amount of the Bonds at the price or prices set forth in the Private Placement Memorandum.  On the Closing Date (as that term is hereinafter defined), the purchase price owing to the Issuer for the Bonds shall be an amount equal to $14,876,400, (such purchase price being equal to 100% of the principal amount of the Bonds, less placement agent discount equal to $303,600).  Payment for the Bonds shall be made to the Issuer or its order in federal funds or by certified or official bank check or checks payable in immediately available funds at the offices of the Trustee, in St. Paul, Minnesota, at 10:00 a.m. prevailing time on April 3, 2008, or at such later date as may be agreed upon by an appropriate officer of the Issuer, the Company and us against delivery of the Bonds to us.  The date and time of such payment and delivery are herein called the “Closing Date.”  The Bonds will be delivered in Book-Entry form, as provided in the Indenture, and all registered in the name of The Depository Trust Company, New York, New York (“DTC”), or its nominee, and the Bonds shall be delivered in accordance with the standard procedures of DTC.

6.             The Company’s Covenants.  The Company shall:

(a)           if at any time for a period of three months after the date of the Private Placement Memorandum an event shall have occurred as a result of which it is necessary to amend or supplement the Private Placement Memorandum in order to make the statements therein not untrue or misleading, notify us promptly thereof and furnish to us an appropriate amendment or a supplement that will correct the statements in the Private Placement Memorandum in order to make the statements therein not untrue or misleading;

(b)           refrain from taking any action, or permitting any action to be taken with regard to which the Company may exercise control, that results in the loss of the tax-free status of the interest on the Bonds;

(c)           furnish to us so long as any Bonds remain outstanding copies of annual audited financial statements of the Company; and

(d)           prior to the issuance of the Bonds, enter into the Continuing Disclosure Agreement, to which the Trustee shall be a party, in order to assure compliance with all pertinent provisions of Regulation 15c2-12(b)(5), promulgated by the United States Securities and Exchange Commission, and under which the Company shall be required to provide annual financial information, including audited financial statements of the Company prepared in accordance with generally accepted accounting principles, and certain required event notices, all as further described therein.

7.             Conditions of Purchase Obligation of Placement Agent.  Our obligation to purchase and pay for the Bonds is subject to the following conditions:

(a)           The representations and warranties of the Company shall be true and correct as of the date hereof and the Closing Date.

(b)           At the Closing Date the Company shall have performed all of its obligations hereunder theretofore to have been performed.

(c)           The FNBO Loan shall have been closed, and the Intercreditor Agreement shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect, on the Closing Date.

(d)           At the Closing Date, there shall be delivered to us and dated as of the Closing Date:

(i)            one or more opinions of bond counsel, in form and substance satisfactory to us, covering the tax-exempt status of interest on the Bonds and related matters.

(ii)           one or more opinions of counsel to the Company, addressed to us, to Bond Counsel and to the Trustee, substantially in the form attached hereto as

Exhibit A, which opinion may rely in part upon a title insurance policy or commitment therefor as to matters covered thereby.

In rendering the above opinions, counsel may rely upon customary certificates.

(e)           The Lease Agreement, the Indenture, the Mortgage, Security Agreement, the Guaranty Agreement, and the Continuing Disclosure Agreement, in substantially the forms existing on the date hereof, with such changes therein as may be mutually agreed upon by the parties thereto and us, and all instruments contemplated thereby, shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect on the Closing Date.

(f)            All proceedings and related matters in connection with the authorization, issue, sale and delivery of the Bonds shall have been satisfactory to bond counsel, and such counsel shall have been furnished with such papers and information as they may have reasonably requested to enable them to pass upon the matters referred to in this Section 7.

(g)           The Company shall have furnished or caused to be furnished to us on the Closing Date a certificate satisfactory to us as to the accuracy of all representations and warranties contained herein as of the date hereof and as of the Closing Date and as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date.

(h)           The offer and sale of the Bonds and underlying securities shall be exempt from registration under the Securities Act of 1933, as amended; and the Indenture shall be exempt from qualification under the Trust Indenture Act of 1939, as amended.

(i)            We shall have been provided with such quantities of the Private Placement Memorandum at such time or times as shall be necessary for us to comply with any applicable provision of law or regulation, including, but not limited to, Regulation 15c2-12 promulgated by the Securities and Exchange Commission.

All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are in all material respects satisfactory to us, as to which we shall act reasonably.

If any condition of our obligation hereunder to be satisfied prior to the Closing Date is not so satisfied, this Agreement may be terminated by us by notice in writing or by telegram to the Company and the Issuer.

We may waive in writing compliance by the Company or the Issuer with any one or more of the foregoing conditions or extend the time for their performance.

8.             Indemnification.  The Company will indemnify and hold harmless the Placement Agent and the Issuer and each person, if any, who controls the Placement Agent and the Issuer (in this paragraph separately and collectively referred to as the “defendants”) within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Placement Agent, the Issuer and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Private Placement Memorandum (or the Private Placement Memorandum as from time to time amended or supplemented), or arise out of or are based upon the omission or alleged omission of such a material fact necessary in order to make the statements therein not misleading.  Promptly after receipt by the Placement Agent, the Issuer or any such controlling person of notice of the commencement of any action in respect of which indemnity may be sought against the Company under this Section, such person will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Placement Agent, the Issuer or such controlling person, as the case may be, and the payment of expenses) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.  The Placement Agent, the Issuer or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be at the expense of the Company but only if the counsel selected by the Placement Agent or Issuer has been approved by the Company, which approval shall not be unreasonably withheld.  The Company shall not be liable to indemnify any person for any settlement of any such action effected without its consent.

To the same extent as the foregoing indemnity contained in this Section from the Company to the Placement Agent and the Issuer and each person, if any, who controls the Placement Agent and the Issuer, the Placement Agent agrees to indemnify and hold harmless the Company and the Issuer and each person, if any, who controls the Company and the Issuer within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereinafter in this paragraph separately and collectively referred to as the “defendants”), with reference to any untrue statement, error, misstatement or omission or allegation thereof in the Private Placement Memorandum, but only if furnished in writing specifically for use therein by the Placement Agent.  In case any such claim shall be presented in writing or any action shall be brought against any of the defendants in respect of which indemnity may be sought from the Placement Agent on account of its agreement contained in this Section, the Placement Agent shall have the rights and duties given to the Company in the above paragraph and the defendants shall have the rights and duties given by the above paragraph to the persons therein referred to as “defendants.”

9.             Private Placement by Placement Agent.  We shall privately place the Bonds in transactions exempt from registration under the applicable securities laws in the states in which the Bonds will be sold, or in compliance with such registration requirements, as set forth in the Private Placement Memorandum.  Concessions from the offering price may be allowed to selected dealers and special purchasers.  The initial offering price and concessions set forth in the Private Placement Memorandum may vary after the initial offering.  The Bonds may be offered at prices other than the par value thereof.  The Company represents, warrants, certifies and confirms that the Preliminary Private Placement Memorandum, as of its date, is in final form, within the meaning of Regulation 15c2-12 promulgated by the Securities and Exchange Commission.  The Company hereby confirms the authority and use by the Placement Agent of the Private Placement Memorandum.

The Placement Agent hereby finds and determines, in order to assure compliance with the provisions of Regulation 15c2-12, promulgated by the United States Securities and Exchange Commission that the Company, as an obligated person for whom financial or operating data is presented in the final Private Placement Memorandum, has undertaken pursuant to the Continuing Disclosure Agreement, to which the Trustee shall be a party, to provide required continuing disclosures with respect to the Bonds, all as further described in and within the meaning of said Regulation 15c2-12.

10.           Representations, Warranties and Agreements to Survive Delivery.  The representations, warranties, indemnities, agreements and other statements of the Company and the Placement Agent or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect and will survive delivery of and payment for the Bonds.

11.           Payment of Costs and Expenses.  All costs and expenses incident to the execution and performance of this Private Placement Agreement and to the sale and delivery of the Bonds to the Placement Agent, including, but not limited to: (a) a private placement fee payable to the Placement Agent in the amount of $303,600 (2% of the principal amount of the Bonds), against which private placement fee any discount from par in the purchase price for the Bonds (other than original issue discount) shall serve as a credit, (b) an additional private placement fee of $151,800 (1% of the principal amount of the Bonds), (c) out-of-pocket expenses of the Placement Agent in the amount of $7,500, (d) accounting and auditing fees and expenses, (e) costs of all market studies and financial forecasts, (f) the fees and expenses of counsel to the Issuer, Bond Counsel, counsel to the Company, and counsel to the Placement Agent, (g) all costs and expenses with respect to the examination of, and registration of the Bonds under, the securities or Blue Sky laws of the various jurisdictions in which the Bonds are to be offered or sold, (h) all costs of procuring a satisfactory survey and title insurance policy with respect to the Project, and (i) the costs and expenses of preparing, printing and distributing the Private Placement Memorandum, the Bonds, this Agreement, the Continuing Disclosure Agreement, the Indenture, the Lease Agreement, the Mortgage, the Security Agreement, the Guaranty Agreement, and related documents; shall be payable by the Company.  Notwithstanding anything else contained in this Section 11 to the contrary, issuance costs (including private placement discount) financed by the Bonds shall not exceed 2.00% of the proceeds of the Bonds.

12.           Termination of Agreement.  This Agreement may be terminated at any time prior to the Closing Date by us by written notice to the Issuer and the Company if in our reasonable judgment it is impracticable to offer for sale or to enforce contracts made by the Placement Agent for the resale of the Bonds agreed to be purchased hereunder by reason of (i) trading in securities on the New York Stock Exchange, Inc. or the American Stock Exchange having been suspended or general or minimum prices having been established on either such Exchange, (ii) a banking moratorium having been declared by either Federal or applicable state authorities, (iii) an outbreak of major hostilities or other national or international calamity having occurred,

(iv) any action having been taken by any government in respect of its monetary affairs which, in our reasonable opinion, has a material adverse effect on the United States securities markets, (v) legislation is introduced in Congress, or a decision rendered by any court, or any order, ruling, regulation or statement issued by any agency of the United States which, in the opinion of the Placement Agent, could result in the interest payable on the Bonds being subject to United States income taxes or the Bonds, the Lease Agreement, the Guaranty Agreement, the Indenture, or the Mortgage being subject to registration or qualification with the Securities and Exchange Commission, (vi) by reason of a default with respect to any security issued by a state or any subdivision or instrumentality of a state having a population of over one million, which, in the opinion of the Placement Agent, has a material adverse effect on the United States securities markets, (vii) the occurrence of any event, or our knowledge of the occurrence of any event, which makes untrue, incorrect or misleading in any material respect any statement or information contained herein or in the Private Placement Memorandum, (viii) general political, regulatory, economic and market conditions, in the sole judgment of the Placement Agent, shall not be satisfactory to permit the sale of the Bonds.  If this Agreement shall be terminated pursuant to Section 7 or this Section 12, or if the purchase provided for herein is not consummated because any condition to our obligation hereunder is not satisfied or because of any refusal, inability or failure on the part of the Company or the Issuer to comply with any of the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Issuer shall be unable to perform all of their respective obligations under this Agreement, neither the Company nor the Issuer shall be liable to us for damages on account of loss of anticipated profits arising out of the transactions covered by this Agreement, but the Company shall remain liable to the extent provided in Section 11 hereof, and, except where termination occurs pursuant to the first sentence of this Section 12, the Company shall pay all out-of-pocket expenses incurred by us in contemplation of the purchase and sale of the Bonds.

13.           Notices and Governing Law.  All communications hereunder shall be in writing and, except as otherwise provided, shall be delivered at, or mailed or telegraphed to, the following addresses:  if to the Placement Agent, to Northland Securities, Inc., 45 South 7th Street, Suite 2500, Minneapolis, Minnesota  55402, Attention:  Public Finance; if to the Company, addressed to it at 205 N. Main Street, P.O. Box 96, Lamberton, Minnesota  56152, Attention:  President; and if to the Issuer, addressed to it at 112 Second Avenue West, P.O. Box 356, Lamberton, Minnesota  56152, Attention:  City Administrator/Clerk.  This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

14.           Parties in Interest.  This Agreement shall be binding upon and shall inure to the benefit of the Placement Agent, the Company and the Issuer, and, to the extent expressed, any person controlling the Issuer, the Placement Agent, the Company and their respective executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  The term “successors and assigns” shall not include any purchaser, as such purchaser, from the Placement Agent of the Bonds.

15.           Time.  Time shall be of the essence of this Agreement.

16.           Counterparts.  This Agreement may be executed in any number of counterparts.

17.           Survivability.  The covenants, representations, and warranties contained in this Private Placement Agreement shall survive the purchase, sale, and delivery of the Bonds.

If the foregoing is in accordance with your understanding of the Agreement, kindly sign and return to us the enclosed duplicate copies hereof, whereupon it will become a binding agreement among the Issuer, the Company and the Placement Agent in accordance with its terms.

Very truly yours,

NORTHLAND SECURITIES, INC.

By	/s/ Thomas J. Bartzen
Its Executive Vice President

Date and time of execution:
Date: March 27, 2008 Time: 2:30 p.m.

[Signature Page to Private Placement Agreement between
City of Lamberton, Minnesota,
Highwater Ethanol, LLC and Northland Securities, Inc.]

Confirmed and accepted as of
the date first above written.

CITY OF LAMBERTON, MINNESOTA

By	/s/ Craig Wetter
Its Mayor

By	/s/ [Illegible]
Its Clerk

Date and time of execution:
Date: March 27, 2008   Time: 3:28 p.m.

[Signature Page to Private Placement Agreement between
City of Lamberton, Minnesota,
Highwater Ethanol, LLC and Northland Securities, Inc.]

HIGHWATER ETHANOL, LLC

By	/s/ Brian Kletscher
Its President

Date and time of execution:

Date: March 27, 2008   Time: 2:30 p.m.

[Signature Page to Private Placement Agreement between
City of Lamberton, Minnesota,
Highwater Ethanol, LLC and Northland Securities, Inc.]

EXHIBIT A
TO
PRIVATE PLACEMENT AGREEMENT

(Form of Opinion of Counsel to the Company)

[Date of Closing]

Northland Securities, Inc.
Minneapolis, Minnesota

U.S. Bank National Association
St. Paul, Minnesota

Re:	$15,180,000 Solid Waste Facilities Revenue Bonds
(Highwater Ethanol, LLC Project), Series 2008
City of Lamberton, Minnesota

Ladies and Gentlemen:

We have acted as legal counsel to Highwater Ethanol, LLC, a Minnesota limited liability company (the “Company”), in connection with the issuance of the referenced bonds (the “Bonds”) and the execution and delivery of the following documents:

(a)           a Lease Agreement, dated as of April 1, 2008 (the “Lease Agreement”), between the Company and the City of Lamberton, Minnesota (the “Issuer”), relating to solid waste disposal facilities (including centrifuge, dryer, evaporator and related equipment) (the “Project”), which will be used in connection with the construction of a 55 million gallon nameplate capacity ethanol production facility in Redwood County, Minnesota (the “Plant”);

(b)           a Trust Indenture, dated as of April 1, 2008 (the “Indenture”), between the Issuer and U.S. Bank National Association, as trustee (the “Trustee”), authorizing the issuance of the referenced bonds (the “Bonds”), the proceeds of which will be used by the Issuer construct the Project, which will be leased to Company pursuant to the Lease Agreement;

(c)           a Mortgage, Security Agreement and Assignment of Leases and Rents  dated as of April 1, 2008 (the “Mortgage”) and an Assignment of Security Agreement, dated as of April 1, 2008 (the “Security Agreement”), each from the Company to the Trustee;

(d)           a Guaranty Agreement dated as of April 1, 2008 (the “Guaranty Agreement”) from the Company to the Trustee;

(e)           a Private Placement Agreement (the “Private Placement Agreement”) dated April, 2008, between the Issuer, the Company, and Northland Securities, Inc. (the

“Placement Agent”), providing for the private placement of the Bonds by the Placement Agent, subject to the terms and conditions therein set forth;

(f)            a Continuing Disclosure Agreement dated as of April 1, 2008 (the “Continuing Disclosure Agreement”), between the Company and the Trustee, providing for certain continuing disclosures to be made by the Company with respect to the Bonds; and

(g)           the Private Placement Memorandum, inclusive of the Appendices thereto (the “Private Placement Memorandum”).

We have examined the original or a certified copy or copies otherwise identified to our satisfaction as being true copies of the following:

(i)            The articles of organization and the bylaws of the Company and one or more authorizing resolutions duly adopted on                          , 200  , by the Board of Governors of the Company;

(ii)           The Lease Agreement, the Indenture, the Mortgage, the Security Agreement, the Guaranty Agreement, the Private Placement Agreement, and the Continuing Disclosure Agreement (all collectively referred to as the “Bond Documents”); and

(iii)          the Private Placement Memorandum;

and such other documents and records as we have deemed relevant and necessary as a basis for the opinions set forth herein.

Based on the pertinent law, the foregoing examination and such other inquiries as we have deemed appropriate, and assuming the conformity to originals of all documents examined by us as certified copies, and the accuracy of all statements of fact in the certificates and documents examined by us, we are of the opinion that:

1.             The Company is a limited liability company duly organized under the laws of the State of Minnesota.  The Company has full power and authority to execute, deliver and perform in full its obligations under the Lease Agreement, the Mortgage, the Security Agreement, the Guaranty Agreement, the Continuing Disclosure Agreement, and the Private Placement Agreement (referred to collectively as the “Company Documents”).  To the best of our knowledge, the Company is conducting its business in compliance with all applicable and valid laws, rules and regulations of the jurisdictions where it owns or leases property or where it transacts material intrastate and interstate business.

2.             The Company Documents have been duly and validly authorized, executed and delivered by the Company, and are in full force and effect and are valid and legally binding instruments of the Company, enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors’ rights generally.

3.             The consummation of the transactions contemplated by the Bond Documents and the carrying out of the terms thereof will not result in violation of any provision of, or in default under, the articles of incorporation or bylaws of the Company or any indenture, mortgage, deed of trust, indebtedness, agreement, judgment, decree, order, statute, rule, regulation or restriction to which the Company is a party or by which it or its property is bound or subject; and, to the best of our knowledge, the use of the Project and the Plant conforms in all other material respects to all presently applicable laws, regulations, rules and ordinances of the federal government and the State of Minnesota and respective agencies thereof and the political subdivisions in which the Project and the Plant are located.

4.             No approval, authorization, consent or other order of any public board or body not heretofore obtained (other than compliance with state Blue Sky laws or regulations) is legally required for the consummation of the transactions contemplated by the Company Documents.

5.             The Company is not in violation of any provision of its articles of organization or its bylaws, and, to the best of our knowledge, the Company is not in violation of any provision of or in default under any indenture, mortgage, deed of trust, indebtedness, agreement, instrument, judgment, decree, order, statute, rule, regulation or restriction to which it is a party or by which it or its property is bound or subject, other than violations and defaults the effect of which would have no material adverse effect on the financial position or results of operation of the Company and which would have no effect on the transactions contemplated by the Bond Documents.  To the best of our knowledge, there is no provision of the articles of organization or bylaws of the Company or any indenture, mortgage, trust, indebtedness, agreement, instrument, judgment, decree, order, statute, rule, regulation or other restriction that materially adversely affects the business, properties, assets, liabilities or condition (financial or other) of the Company.

6.             Except as may be described in the Private Placement Memorandum, there are no legal or governmental proceedings pending or, to the best of our knowledge, threatened or contemplated by governmental authorities or threatened by others or to which the Company is a party or to which any property of the Company is subject, other than ordinary routine litigation incident to the kind of business conducted and to be conducted by the Company which, if determined adversely to the Company, would have a material adverse effect on the financial position or results of operations of the Company considered as a whole.

7.             There are no legal or governmental proceedings, pending or, to the best of our knowledge, threatened against the Company or involving the Project or the Plant, or to the best of our knowledge any basis therefor, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the legality, validity or enforceability of or security for the Bonds, or the legality, validity or enforceability of any of the Bond Documents, or the transactions contemplated thereby.

8.             To the best of our knowledge, the information contained in the Private Placement Memorandum concerning the Company, the Project, the Plant and the Estimated Sources and Uses of Funds is true and complete.

Very truly yours,

EXHIBIT B

TO

PRIVATE PLACEMENT AGREEMENT

Terms of the Bonds

$15,180,000 8.50% Term Bonds Due December 1, 2022, at a Price Equal to 100%

Mandatory Sinking Fund Redemption.  The Bonds are subject to mandatory sinking fund redemption on the dates and in the principal amounts set forth below at a redemption price equal to the principal amount thereof, plus accrued interest to the redemption date:

2022 Term Bonds:

December 1 of the Year	Amount	December 1 of the Year	Amount

2015	$1,400,000	2019	$1,945,000
2016	1,520,000	2020	2,110,000
2017	1,650,000	2021	2,285,000
2018	1,790,000	2022*	2,480,000

*Maturity

provided, however, that in the event the FNBO Loan is paid in full on or prior to December 1, 2013, then the foregoing mandatory redemption schedule shall be revised so that Bonds shall be subject to mandatory redemption on December 1 in each of the remaining years to the maturity of the Bonds in such amounts that, with interest payable, result as nearly as practicable in level annual payments of principal and interest over such period.  In addition, the Company has covenanted to deposit in the Sinking Fund 25% of Excess Cash Flow following payment in full of the FNBO Loan.

Optional Redemption.  The Bonds are subject to optional redemption and prepayment prior to the stated maturities thereof, at the direction of the Company, in whole or in part, and if in part in integral multiples of $5,000 and in inverse order of maturity and by lot or random selection within a maturity, on December 1, 2013, and any business day thereafter, at a redemption price equal to the principal amount thereof to be redeemed, plus accrued interest to the date of redemption, plus a premium (expressed as a percentage of the principal amount of Bonds to be redeemed), as follows:

Redemption Date	Premium

December 1, 2013 through November 30, 2014	8.00%

December 1, 2014 through November 30, 2015	6.00%

December 1, 2015 through November 30, 2016	4.00%

December 1, 2016 through November 30, 2017	2.00%

and thereafter without premium.

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Mandatory Redemption Upon Determination of Taxability.  The Bonds are subject to mandatory redemption in whole at a redemption price equal to 108% of the principal amount of the Bonds to be redeemed, plus accrued interest thereon to the Redemption Date, upon the occurrence of a Determination of Taxability on the Redemption Date established by the Trustee in accordance with the Indenture; provided, however, if mandatory redemption on account of a Determination of Taxability of less than all of the Bonds would result, in the opinion of Bond Counsel, in the interest of the Outstanding Bonds following such mandatory redemption not being includable in the gross income of the Owners of such Outstanding Bonds, then the Bonds are subject to mandatory redemption upon the occurrence of a Determination of Taxability in the amount specified in such opinion.

Mandatory Redemption Upon Occurrence of Certain Extraordinary Events.  The Bonds are subject to mandatory redemption in whole on the earliest date for which notice may be given at a redemption price of 100% of the principal amount of the Bonds, plus accrued interest to the Redemption Date, in the event the conditions for the initial disbursement of the FNBO Loan are not met on or prior to                                   .

Optional Redemption Upon Occurrence of Certain Extraordinary Events.  The Bonds are subject to extraordinary redemption on any interest payment date as a whole but not in part, at a redemption price equal to par, plus accrued interest to the redemption date, upon the happening of certain events of damage to or destruction or condemnation of the Project, as provided in the Lease Agreement, or upon certain amendments or refinancing of the FNBO Loan which was not approved by the Holders of the Bonds, all as provided in the Lease Agreement.

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